                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   May 8, 2001

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      Nevada                         1-8865                      88-0200415
(State or Other              (Commission File Number)          (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

  2724 North Tenaya Way
   Las Vegas, Nevada                                             89128
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (702) 242-7000

                        Item 9. Regulation FD Disclosure

On  Thursday,  May 10,  2001,  members  of senior  management  of Sierra  Health
Services,  Inc., or Sierra,  are scheduled to present at the Deutsche Banc Alex.
Brown Health Care 2001 Conference in Baltimore,  Maryland. Sierra's presentation is expected to begin at approximately  9:00 a.m., Eastern Time, and will be made
available     through    a    live     Internet    web    cast    by    visiting
HTTP://WWW.DB.COM/CONFERENCES.

On Monday,  May 14, 2001,  Sierra will host an investor  conference for research analysts,  money managers,  investment bankers and others from the institutional investment  community beginning at 8:00 a.m., Pacific Time. Retail investors and members of the public  are  invited to listen to all or part of this  conference
through      a      live       Internet      web      cast      by      visiting
HTTP://WWW.SIERRAHEALTH.COM/BODY.CFM?ID=7.

Anyone  listening to either of Sierra's  presentations  will be presumed to have read Sierra's  Annual  Report on Form 10-K for the year ended  December 31, 2000 and the press release issued May 2, 2001 summarizing Sierra's first quarter 2001 earnings.

Any statements made or issued that are not historical facts are  forward-looking and should be  considered  in  connection  with  certain  cautionary  statements contained  in our  Current  Report  on Form  8-K  dated  March  20,  2001.  Such statements  are made  pursuant to the "safe  harbor"  provisions  of the Private
Securities  Litigation  Reform Act of 1995 and identify  important  risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SIERRA HEALTH SERVICES, INC.
                                           (Registrant)

Date:  May 8, 2001                         /S/ PAUL H. PALMER
                                           Paul H. Palmer
                                           Vice President
                                           Chief Financial Officer and Treasurer
                                           (Chief Accounting Officer)